                                        EX-99.B(g)gscaamend

                     AMENDMENT TO CUSTODIAN AGREEMENT

     AMENDMENT, dated as of July 1, 2001, to the Custodian Agreement dated
May 13, 1998 ("Agreement") as amended to date, between WADDELL & REED
ADVISORS GOVERNMENT SECURITIES FUND, INC. ("Fund"), having a place of business at 6301 Lamar Avenue, Overland Park, Kansas 66202, and UMB BANK,
N. A. ("Custodian"), having a place of business at 928 Grand Avenue, 10th
Floor, Kansas City, Missouri 64106.

     WHEREAS, the Fund and the Custodian have previously entered into the
Agreement pursuant to which the Custodian provides custody and related services to the Fund, including the use of foreign subcustodians and depositories, subject to the terms and conditions set forth therein;

     WHEREAS, the Securities and Exchange Commission ("SEC") adopted Rule
17f-7 under the Investment Company Act of 1940 (the "1940 Act") concerning arrangements for foreign securities depositories;

     WHEREAS, pursuant to the provisions of Rule 17f-7(a)(1), the Custodian has agreed to assume, subject to the terms and conditions set forth herein, certain analysis and monitoring functions related to foreign securities depositories;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Fund and the Custodian agree as follows.
Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement. All references hereunder to the 1940 Act and to the rules and regulations thereunder shall be deemed to be a reference to such Act and its rules and regulations as they may be amended from time to time.

1. The Agreement is amended by deleting the first paragraph under the heading "ARTICLE IV SUBCUSTODIANS" and inserting the following amended paragraph in its place:

     From time to time, in accordance with the relevant provisions of this Agreement, (i) the Custodian may appoint one or more
     Domestic Subcustodians and Special Subcustodians (each as
     hereinafter defined) to act on behalf of the Fund; and (ii) the
     Custodian may be directed, pursuant to an agreement between the
     Fund and the Custodian ("Delegation Agreement"), to appoint a
     Domestic Subcustodian to perform the duties of the Foreign
     Custody Manager (as such term is defined in Rule 17f-5 under the
     1940 Act) ("Approved Foreign Custody Manager") so long as the
     Domestic Subcustodian is so eligible under the 1940 Act. Such
     Delegation Agreement shall provide that the appointment of any
     Domestic Subcustodian as the Approved Foreign Custody Manager
     must be governed by a written agreement between the Custodian and the Domestic Subcustodian, which provides for compliance with
     Rule 17f-5. The Approved Foreign Custody Manager may appoint a
     Foreign Sub-Subcustodian or Interim Sub-Subcustodian (each as hereinafter defined) in accordance with this Article IV. For purposes of this Agreement, all Domestic Subcustodians, Special
     Subcustodians, Foreign Sub-Subcustodians and Interim Sub-
     Subcustodians shall be referred to collectively as
     "Subcustodians".

2. The Agreement is further amended by deleting the last sentence of
Section 4.01 in its entirety and inserting the following revised sentence in its place:

     Each such duly approved Domestic Subcustodian and the countries where Foreign Sub-Subcustodians through which they may hold securities and other Assets of the Fund shall be as agreed upon by the parties hereto in writing, from time to time, in
     accordance with the provisions of Section 9.04 hereof (the
     "Subcustodian List").

3. The Agreement is further amended by deleting Section 4.02 in its entirety and inserting the following amended Section 4.02 in its place:

     (a)  Foreign Sub-Subcustodians. The Approved Foreign Custody
     Manager may appoint any entity meeting the requirements of an
     Eligible Foreign Custodian, as such term is defined in Rule 17f-
     5(a)(1) under the 1940 Act, and which term shall also include a bank that qualifies to serve as a custodian of assets of
     investment companies under Section 17(f) of the 1940 Act or by
     SEC order is exempt therefrom (each a "Foreign Sub-
     Subcustodian"), provided that the Approved Foreign Custody
     Manager's appointments of such Eligible Foreign Custodians shall at all times be governed by an agreement that complies with Rule
     17f-5.

     (b)  Interim Sub-Subcustodians. Notwithstanding the foregoing, in the event that the Fund shall invest in a security or other Asset to be held in a country in which the Approved Foreign Custody
     Manager has not appointed a Foreign Sub-Subcustodian or for which the Fund has otherwise directed that a specific Foreign Sub-
     Subcustodian be used, the Custodian shall, or shall cause the
     Approved Foreign Custody Manager to, promptly notify the Fund in writing by facsimile transmission or in such other manner as the
     Fund and Custodian shall agree in writing of the unavailability of an approved Foreign Sub-Subcustodian in such country; and upon the receipt of Special Instructions, the Custodian shall, or shall cause the Approved Foreign Custody Manager to, appoint or approve any Person (as hereinafter defined) designated by the
     Fund in such Special Instructions, to hold such security or other
     Asset. The subcustodian agreement between the Custodian and the
     Interim Sub-Subcustodian (as hereinafter defined) shall comply with the provisions of the 1940 Act and the rules and regulations thereunder (including Rule 17f-5, if applicable) and the terms and provisions of this Agreement. The Custodian shall comply with
     Section 4.02(a) hereof with respect to the appointment of an
     Interim Sub-Subcustodian. (Any Person appointed or approved as the sub-subcustodian pursuant to this Section 4.02(b) is
     hereinafter referred to as an "Interim Sub-Subcustodian.")

     (c)  In the event that the Approved Foreign Custody Manager or its delegate reasonably determines that such Person will not provide delegation services (i) in a country in which the Fund has directed that the Fund shall invest in a security or other
     Asset or (ii) with respect to a specific Foreign Sub-Subcustodian which the Fund has directed be used, the Approved Foreign Custody
     Manager or the Custodian (or its agent), as applicable, shall be entitled to rely on any such instruction provided pursuant to
     Section 4.02(b) as a Proper Instruction and shall have no duties or liabilities under this Agreement with respect to such
     arrangement save those that it may undertake specifically in writing with respect to each particular instance; provided that the Delegation Agreement and this Agreement shall not constitute the Approved Foreign Custody Manager or the Custodian (or its
     agent), as the exclusive delegate of the Fund for purposes of
     Rule 17f-5 and, particularly where such Person does not agree to provide fully the services under this Agreement and the
     Delegation Agreement to the Fund with respect to a particular country or specific Foreign Sub-Subcustodian, the Fund may delegate such services to another delegate pursuant to Rule 17f-5.

4. The Agreement is further amended by deleting the first paragraph of
Section 4.05 and inserting the following amended first paragraph of Section
4.05:

     Section 4.05.  Certification Regarding Foreign Sub-Subcustodians.
     Upon request of the Fund, the Custodian shall deliver, or cause any Approved Foreign Custody Manager to deliver, to the Fund a certificate stating:  (i) the identity of each Foreign Sub-
     Subcustodian then acting on behalf of the Custodian; (ii) the countries in which the Eligible Securities Depositories (as defined in Section 4.06) through which each Foreign Sub-
     Subcustodian is then holding cash, securities and other Assets of the Fund; and (iii) such other information as may be requested by the Fund to ensure compliance with rules and regulations under the 1940 Act.

5. The Agreement is further amended by inserting the following new Section
4.06 after Section 4.05:

     Section 4.06. Securities Depositories.

          (a)  The Custodian (or its agent) may place and maintain the
     Fund's Foreign Assets (as defined in Rule 17f-5 under the 1940
     Act) with an Eligible Securities Depository (as defined in Rule
     17f-7, which term shall include any other securities depository for which the SEC by exemptive order has permitted registered investment companies to maintain their assets).

          (b)  The Custodian (or its agent) shall, for evaluation by the Fund or its adviser, provide an analysis of the custody risks associated with maintaining the Fund's Foreign Assets with each
     Eligible Securities Depository utilized directly or indirectly by the Custodian as of the date hereof (or, in the case of an
     Eligible Securities Depository not so utilized as of the date hereof, prior to the initial placement of the Fund's Foreign
     Assets at such Depository) and at which any Foreign Assets of the
     Fund are held or are expected to be held. The Custodian (or its agent) shall monitor the custody risks associated with
     maintaining the Fund's Foreign Assets at each such Eligible
     Securities Depository on a continuing basis and shall promptly notify the Fund or its adviser of any material changes in such risks.

          (c)  Based on the information available to it in the
     exercise of diligence, the Custodian (or its agent) shall
     determine the eligibility under Rule 17f-7 of each foreign securities depository before maintaining the Fund's Foreign
     Assets therewith and shall promptly advise the Fund if any
     Eligible Securities Depository ceases to be so eligible. A list of Eligible Securities Depositories used by the Custodian
     directly or indirectly as of the date hereof is attached as
     Appendix A. Notwithstanding Section 9.04 hereof, Eligible
     Securities Depositories may, subject to Rule 17f-7, be added to the list from time to time.

          (d)  Withdrawal of Assets. If an arrangement with an
     Eligible Securities Depository no longer meets the requirements of Rule 17f-7, the Custodian (or its agent) will withdraw the
     Fund's Foreign Assets from such depository as soon as reasonably practicable.

          (e)  Standard of Care. In fulfilling its responsibilities
     under this Section 4.06, the Custodian will exercise reasonable care, prudence and diligence.

6. The Agreement is further amended by inserting the following new Section
4.07 after the new Section 4.06:

     Section 4.07. The Fund shall not place or maintain any of the
     Fund's Foreign Assets in any country, and shall as promptly as practicable withdraw the Fund's Foreign Assets from any country, that is identified in the Global Custody Network Listing provided by the Custodian (or its agent) as a country where the liability or responsibility of the Approved Foreign Custody Manager or the
     Custodian (or its agent) is conditioned or predicated on the ability of the Approved Foreign Custody Manager or the Custodian
     (or its agent) to recover damages from the Foreign Sub-
     Subcustodian in such country.

7. The Agreement is further amended by deleting Section 5.01(b) in its entirety and inserting the following amended Section 5.01(b) in its place:

     (b) Actions Prohibited by Applicable Law, Etc. In no event shall the Custodian incur liability hereunder if the Custodian or any
     Subcustodian or Securities System, or any subcustodian, Eligible
     Securities Depository utilized by any such Subcustodian, or any nominee of the Custodian or any Subcustodian (individually, a
     "Person") is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of:  (i)
     any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof or of any court of competent jurisdiction (and the Custodian nor any other Person shall not be obligated to take any action contrary thereto); or
     (ii) any "Force Majeure," which for purposes of this Agreement, shall mean any circumstance or event which is beyond the
     reasonable control of the Custodian, a Subcustodian or any agent of the Custodian or a Subcustodian and which adversely affects the performance by the Custodian of its obligations hereunder, by the Subcustodian of its obligations under its subcustody
     agreement or by any other agent of the Custodian or the
     Subcustodian, unless in each case, such delay or nonperformance is caused by the negligence, misfeasance or misconduct of the
     Custodian. Such Force Majeure events may include any event caused by, arising out of or involving (a) an act of God, (b) accident, fire, water damage or explosion, (c) any computer, system or other equipment failure or malfunction caused by any computer virus or the malfunction or failure of any communications medium,
     (d) any interruption of the power supply or other utility
     service, (e) any strike or other work stoppage, whether partial or total, (f) any delay or disruption resulting from or
     reflecting the occurrence of any Sovereign Risk (as defined below), (g) any disruption of, or suspension of trading in, the securities, commodities or foreign exchange markets, whether or not resulting from or reflecting the occurrence of any Sovereign
     Risk, (h) any encumbrance on the transferability of a currency or a currency position on the actual settlement date of a foreign exchange transaction, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, or (i) any other cause similarly beyond the reasonable control of the Custodian.

     Subject to the Custodian's general standard of care set forth in
     Section 5.01(a) hereof and the requirements of Section 17(f) of the 1940 Act and Rules 17f-5 and 17f-7 thereunder, the Custodian shall not incur liability hereunder if any Person is prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed by reason of any (i) "Sovereign Risk,"
     which for the purpose of this Agreement shall mean, in respect of any jurisdiction, including the United States of America, where investments are acquired or held under this Agreement, (a) any act of war, terrorism, riot, insurrection or civil commotion, (b)
     the imposition of any investment, repatriation or exchange control restrictions by any governmental authority, (c) the confiscation, expropriation or nationalization of any investments by any governmental authority, whether de facto or de jure, (d)
     any devaluation or revaluation of the currency, (e) the
     imposition of taxes, levies or other charges affecting
     investments, (f) any change in the applicable law, or (g) any other economic or political risk incurred or experienced that is not directly related to the economic or financial conditions of the Eligible Foreign Custodian, except as otherwise provided in this Agreement or the Delegation Agreement, or (ii) "Country
     Risk," which for the purpose of this Agreement shall mean, with respect to the acquisition, ownership, settlement or custody of investments in a jurisdiction, all risks relating to, or arising in consequence of, systemic and markets factors affecting the acquisition, payment for or ownership of investments, including
     (a) the prevalance of crime and corruption except for crime or corruption by the Eligible Foreign Custodian, or its employees, directors or officers, (b) the inaccuracy or unreliability of business and financial information (unrelated to the Approved
     Foreign Custody Manager's duties imposed by Rule 17f-5(c) under the 1940 Act or to the duties imposed on the Custodian by Rule
     17f-7 under the 1940 Act), (c) the instability or volatility of banking and financial systems, or the absence or inadequacy of an infrastructure to support such systems, (d) custody and
     settlement infrastructure of the market in which such investments are transacted and held, (e) the acts, omissions and operation of any Eligible Securities Depository, it being understood that this provision shall not affect any liability that the Custodian otherwise would have under the Delegation Agreement or with respect to foreign subcustodians and securities depositories under this Agreement, (f) the risk of the bankruptcy or
     insolvency of banking agents, counterparties to cash and
     securities transactions, registrars or transfer agents, (g) the existence of market conditions which prevent the orderly
     execution or settlement of transactions or which affect the value of assets, and (h) the laws relating to the safekeeping and recovery of the Fund's Foreign Assets held in custody pursuant to the terms of this Agreement; provided, however, that, in
     compliance with Rule 17f-5, neither Sovereign Risk nor Country
     Risk shall include the custody risk of a particular Eligible
     Foreign Custodian of the Fund's Foreign Assets.

8. The Agreement is further amended by deleting Section 9.03 in its entirety and inserting the following amended Section 9.03 in its place:

     Section 9.03. Entire Agreement. This Agreement and the Delegation
     Agreement, as amended from time to time, constitute the entire understanding and agreement of the parties thereto with respect to the subject matter therein and accordingly, supercedes as of the effective date of this Agreement any custodian agreement heretofore in effect between the Fund and the Custodian.

9. All references throughout the Agreement to "Securities Depository or
Clearing Agency" are hereby changed to "Eligible Securities Depository".
Under the heading "ARTICLE VIII DEFINED TERMS", the reference to Section
4.02(a) for the definition of "Securities Depository or Clearing Agency" is changed to Section 4.06(a). In addition, the list of defined terms is amended to include "Foreign Custody Manager" with a reference to ARTICLE
IV, "Force Majeure" with a reference to Section 5.01(b), "Country Risk"
with a reference to Section 5.01(b), and "Foreign Assets" with a reference to Section 4.06(a).

10. Except as modified hereby, the Agreement is confirmed in all respects.

*    *    *    *    *

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

WADDELL & REED ADVISORS            UMB BANK, N.A.

GOVERNMENT SECURITIES FUND, INC.

By:  /s/Kristen A. Richards        By:  /s/Ralph R. Santoro

Name:  Kristen A. Richards         Name:  Ralph R. Santoro
Title:  Vice President             Title:  Senior Vice President

                                 APPENDIX A

             BROWN BROTHERS HARRIMAN - GLOBAL CUSTODY NETWORK
                              UMB BANK, N. A.
                      GLOBAL CUSTODY NETWORK LISTING

COUNTRY          SUBCUSTODIAN                            DEPOSITORIES

ARGENTINA    CITIBANK NA, BUENOS AIRES                         CVSA
                Citibank, N.A., New York Agt. 7/16/81          CRYL
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

AUSTRALIA    NATIONAL AUSTRALIA BANK LTD. (NAB)                Austraclear
                National Australia Bank Agt. 5/1/85            CHESS
                Agreement Amendment 2/13/92                    RBA
                Omnibus Amendment 11/22/93

AUSTRIA      BANK AUSTRIA AG                                   OeKB
                Creditanstalt Bankverein Agreement 12/18/89
                Omnibus Amendment 1/17/94

BAHRAIN      HSBC BANK MIDDLE EAST, BAHRAIN FOR HONGKONG       None
             & SHANGHAI BANKING CORP. LTD. (HSBC)
                Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96
                BBME Supplement 5/14/96
                Side Letter Agreement dated 7/28/97

BANGLADESH   STANDARD CHARTERED BANK (SCB), DHAKA              None
                Standard Chartered Bank Agreement 2/18/92
                Omnibus Amendment 6/13/94
                Appendix 4/8/96

BELGIUM      BANK BRUSSELS LAMBERT (BBL)                       CIK
                Banque Bruxelles Lambert Agt. 11/15/90         NBB
                Omnibus Amendment 3/1/94

BERMUDA      BANK OF N.T. BUTTERFIELD & SON LTD                None
                The Bank of N.T. Butterfield & Son Ltd.
                Agreement 5/27/97

BOTSWANA     STANBIC BANK BOTSWANA LTD FOR STANDARD BANK       None
             OF SOUTH AFRICA (SBSA)
                Standard Bank of South Africa Agreement 3/11/94
                Subsidiary Amendment 9/29/97

BRAZIL       BANKBOSTON NA, SAO PAULO                          CBLC
                The First National Bank of Boston
                Agreement 1/5/88                               CETIP
                Omnibus Amendment 2/22/94                      SELIC
                Amendment 7/29/96

COUNTRY          SUBCUSTODIAN                            DEPOSITORIES

BULGARIA     ING BANK NV, SOFIA                                BNB
                ING Bank N.V. Agreement 9/15/97                CDAD

CANADA       ROYAL BANK OF CANADA (RBC)                        CDS
                The Royal Bank of Canada Agreement 2/23/96

CHILE        CITIBANK NA, SANTIAGO                             DCV
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

CHINA        STANDARD CHARTERED BANK (SCB), SHENZHEN SSCCL
                Standard Chartered Bank Agreement 2/18/92
                Omnibus Amendment 6/13/94
                Appendix 4/8/96

CHINA        STANDARD CHARTERED BANK (SCB), SHANGHAI           SSCCRC
                Standard Chartered Bank Agreement 2/18/92
                Omnibus Amendment 6/13/94

                Appendix 4/8/96

COLOMBIA     CITITRUST COLOMBIA SA, SOCIEDAD FIDUCIARIA        DCV
             FOR CITIBANK NA
                Citibank, N.A., New York Agt. 7/16/81          DECEVAL
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank, N.A./Cititrust Colombia Agreement 12/2/91
                Citibank, N.A. Subsidiary Amendment 10/19/95

CROATIA      HVB BANK CROATIA DD                               SDA
                Creditanstalt Bankverein Agreement 12/18/89    CNB
                Omnibus Amendment 1/17/94                  Ministry of Finance
                Creditanstalt AG/Bank  Austria
                Creditanstalt Croatia  d.d.
                Agt 9/1/98

CZECH REPUBLIC  CITIBANK AS FOR CITIBANK NA                    CNB-TKD System
                Citibank, N.A., New York Agt. 7/16/81          SCP
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank NA/Citibank AS Agreement 6/24/96

DENMARK      DANSKE BANK                                       VP
                Den Danske Bank Agreement 1/1/89
                Omnibus Amendment 12/1/93

ECUADOR      CITIBANK NA, QUITO                                DECEVALE
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank, Quito Side Letter 7/3/95

COUNTRY          SUBCUSTODIAN                    DEPOSITORIES

EGYPT        CITIBANK NA, CAIRO                                MISR
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

ESTONIA      HANSAPANK, TALLINN FOR MERITA BANK                EVK
                Union Bank of Finland Agreement 2/27/89
                Omnibus Amendment 4/6/94
                Merita Bank Agreement 12/1/97

    ***BBH's  responsibility for this  subcustodian is conditioned  on the ability of BBH to recover  from the  subcustodian. In addition,
       BBH does not  accept delegation in this market.***

FINLAND      MERITA BANK PLC                                   FCSD
                Union Bank of Finland Agreement 2/27/89
                Omnibus Amendment 4/6/94

FRANCE       CREDIT AGRICOLE INDOSUEZ (CAI)                   Euroclear France
                Banque Indosuez Agreement 7/19/90
                Omnibus Amendment 3/10/94

GERMANY      DEUTSCHE BANK AG                                  CBF
                Deutsche Bank Agreement 8/21/96

GREECE       CITIBANK NA, ATHENS                             Apotherion Titlon
                Citibank, N.A., New York Agt. 7/16/81          BoG
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

HONG KONG    HONGKONG & SHANGHAI BANKING CORP. LTD (HSBC)      CMU
                Hongkong & Shanghai Banking Corp. Agt. 4/19/91 HKSCC
                Omnibus Supplement 12/29/93
                Schedule 5/14/96

HUNGARY      CITIBANK BUDAPEST RT. FOR CITIBANK NA             KELER Ltd
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank, N.A. Subsidiary Amendment 10/19/95
                Citibank, N.A./Citibank Budapest Agreement 6/23/92
                Citibank, N.A./Citibank Budapest Amendment 9/29/92

INDIA        CITIBANK NA, MUMBAI                               NSDL
                Citibank, N.A., New York Agt. 7/16/81          CDSL
                New York Agreement Amendment 8/31/90 Reserve Bank
                New York Agreement Amendment 7/26/96
                Citibank, Mumbai Amendment 11/17/93

INDONESIA    CITIBANK NA, JAKARTA                              PT KSEI
                Citibank, N.A., New York Agt. 7/16/81          Bank Indonesia
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

COUNTRY          SUBCUSTODIAN                             DEPOSITORIES

IRELAND      ALLIED IRISH BANKS PLC (AIB)                      CREST
                Allied Irish Banks Agreement 1/10/89
                Omnibus Amendment 4/8/94

ISRAEL       BANK HAPOALIM BM                                  TASE
                Bank Hapoalim Agreement 8/27/92

ITALY        INTESA BCI SPA                                Monte Titoli S.P.A.
                Banca Commerciale Italiana Agreement 5/8/89
                Agreement Amendment 10/8/93
                Omnibus Amendment 12/14/93

JAPAN        BANK OF TOKYO - MITSUBISHI, LTD. (BTM)            BoJ
                Bank of Tokyo-Mitsubishi Agreement 6/17/96     JASDEC

JORDAN       HSBC BANK MIDDLE EAST, JORDAN FOR HONGKONG        SDC
             & SHANGHAI BANKING CORP. (HSBC)
                Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96
                BBME Supplement 5/14/96
                Side Letter Agreement dated 7/28/97

KENYA        STANBIC BANK KENYA LIMITED FOR STANDARD           Central Bank
             BANK OF SOUTH AFRICA (SBSA)                       of Kenya
                Standard Bank of South Africa Agreement 3/11/94
                Subsidiary Amendment 9/29/97

KOREA        CITIBANK NA, SEOUL                                KSD
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank, Seoul Agreement Supplement 10/28/94

LEBANON      HSBC BANK MIDDLE EAST, LEBANON FOR HONGKONG       Midclear
             & SHANGHAI BANKING CORP. (HSBC)                   BDL
                Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96
                BBME Supplement 5/14/96
                Side Letter Agreement dated 7/28/97

LUXEMBOURG   KREDIETBANK LUXEMBOURG (KBL)                      CBL
                Kredietbank Luxembourg Agt. 4/7/98

MALAYSIA     HSBC BANK MALAYSIA BERHAD (HBMB) FOR HONGKONG     BNM
             & SHANGHAI BANKING CORP. (HSBC)                   MCD
                Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96
                Malaysia Subsidiary Supplement 5/23/94
                Side Letter Agreement dated 7/28/97

COUNTRY          SUBCUSTODIAN                            DEPOSITORIES

MAURITIUS    HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC),    CDS
             MAURITIUS                                       Bank of Mauritius
                Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                Omnibus Supplement 12/29/93

                Schedule 5/14/96

MEXICO       CITIBANK MEXICO SA FOR CITIBANK NA                Indeval
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank Mexico, S.A. Amendment 2/28/95

MOROCCO      CITIBANK MAGHREB, CASABLANCA FOR CITIBANK NA      MCLR
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Side Letter Agreement pending

NAMIBIA      STANDARD BANK NAMIBIA FOR STANDARD BANK OF         None
             SOUTH AFRICA (SBSA)
                Standard Bank of South Africa Agreement 3/11/94
                Subsidiary Amendment 10/3/96

NETHERLANDS  FORTIS BANK                                        NECIGEF
                MeesPierson NV Agreement 6/4/99                 NEIC

NEW ZEALAND  NATIONAL AUSTRALIA BANK LTD. (NAB), AUCKLAND       NZCSD
                National Australia Bank Agt. 5/1/85
                Agreement Amendment 2/13/92
                Omnibus Amendment 11/22/93
                New Zealand Addendum 3/7/89

NIGERIA      STANBIC MERCHANT BANK NIGERIA LIMITED FOR         CSCS Ltd.
             STANDARD BANK OF SOUTH AFRICA (SBSA)
                Standard Bank of South Africa Agreement 3/11/94
                Subsidiary Amendment 10/3/96

NORWAY       CHRISTIANIA BANK                                  VPS
                Christiania Bank Agreement 3/2/89

OMAN         HSBC BANK MIDDLE EAST, OMAN FOR HONGKONGMDSRC
             & SHANGHAI BANKING CORP. LTD. (HSBC)
                Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96
                BBME Supplement 5/14/96
                Side Letter Agreement dated 7/28/97

PAKISTAN     STANDARD CHARTERED BANK (SCB), KARACHI            CDC
                Standard Chartered Bank Agreement 2/18/92      State Bank of
                Omnibus Amendment 6/13/94                      Pakistan
                Appendix 4/8/96

COUNTRY          SUBCUSTODIAN                             DEPOSITORIES

PERU         CITIBANK NA, LIMA                                 CAVALI
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

PHILIPPINES  CITIBANK NA, MANILA                               PCD
                Citibank, N.A., New York Agt. 7/16/81          ROSS
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

POLAND       BANK HANDLOWY W WARSZAWIE SA (BHW) FOR            CRBS
             CITIBANK NA                                       NDS
                Citibank, N.A., New York Agt. 7/16/81
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96
                Citibank Subsidiary Amendment 10/30/95
                Citibank, N.A./Citibank Poland S.A. Agt. 11/6/92

PORTUGAL     BANCO COMERCIAL PORTUGUES SA (BCP)                CVM
                Banco Comercial Portugues 5/18/98

ROMANIA      ING BANK NV, BUCHAREST                            BSE
                ING Bank N.V. Agreement 9/29/97                NBR
                                                               SNCDD

SINGAPORE    HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC),    CDP
             SINGAPORE                                         MAS
                Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96

SLOVAKIA     ING BANK NV, BRATISLAVA                           NBS
                ING Bank N.V. Agreement 9/1/98                 SCP

SLOVENIA     BANK AUSTRIA CREDITANSTALT DD LJUBLJANA           KDD
                Creditanstalt Bankverein Agreement 12/18/89
                Omnibus Amendment 1/17/94
                Master Subcustodian Agreement 4/17/98
                Amendment dated 4/17/98
                Amendment dated 10/14/98

SOUTH AFRICA STANDARD BANK OF SOUTH AFRICA (SBSA)              CDL
                Standard Bank of
                South Africa Agreement 3/11/94                 STRATE

SPAIN        BANCO SANTANDER CENTRAL HISPANO SA (BSCH)       Banco de Espana
             Banco de Santander Agreement 12/14/88             SCLV

SRI LANKA    HONGKONG & SHANGHAI BANKING CORP. LTD.            CDS
             (HSBC), COLOMBO
                Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96

COUNTRY          SUBCUSTODIAN                           DEPOSITORIES

SWAZILAND    STANDARD BANK SWAZILAND LTD FOR STANDARD          None
             BANK OF SOUTH AFRICA (SBSA)
                Standard Bank of South Africa Agreement 3/11/94
                Subsidiary Amendment 9/29/97

SWEDEN       SKANDINAVISKA ENSKILDA BANKEN (SEB)               VPC
                Skandinaviska Enskilden Banken Agreement 2/20/89
                Omnibus Amendment 12/3/93

SWITZERLAND  UBS AG                                            SIS
                Union Bank of Switzerland Agreement 12/20/88

                Omnibus Amendment 11/29/94

TAIWAN       STANDARD CHARTERED BANK (SCB), TAIPEI             TSCD
                Standard Chartered Bank Agreement 2/18/92
                Omnibus Amendment 6/13/94
                Appendix 4/8/96

THAILAND     HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC),    TSDC
             BANGKOK
                Hongkong & Shanghai Banking Corp. Agt. 4/19/91
                Omnibus Supplement 12/29/93
                Schedule 5/14/96

TRANSNATIONAL
             BROWN BROTHERS HARRIMAN & CO. (BBH&CO.)           CBL
                                                               Euroclear

TURKEY       CITIBANK NA, ISTANBUL                            CBT
                Citibank, N.A., New York Agt. 7/16/81         Takasbank
                New York Agreement Amendment 8/31/90
                New York Agreement Amendment 7/26/96

UKRAINE      ING BANK UKRAINE                                  MFS
                ING Bank Agreement 8/21/98                     NBU

UNITED KINGDOM  CLYDESDALE BANK PLC                            CMO
                Master Subcustodian Agreement 8/16/00          CREST

UNITED KINGDOM  HSBC BANK PLC                                  CMO
                Midland Bank Agreement 8/8/90                  CREST
                Omnibus Amendment 12/15/93

URUGUAY      BANKBOSTON NA, MONTEVIDEO                         None
                The First National Bank of Boston Agreement 1/5/88
                Omnibus Amendment 2/22/94
                Amendment 7/29/96
                Uruguay Amendment 10/18/96

VENEZUELA    CITIBANK NA, CARACAS                              CVV
                Citibank, N.A., New York Agt. 7/16/81        Central Bank of
                New York Agreement Amendment 8/31/90          Venezuela
                New York Agreement Amendment 7/26/96

COUNTRY          SUBCUSTODIAN                            DEPOSITORIES

WEST AFRICAN SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE      DCBR
MONETARY     FOR SOCIETE GENERALE
UNION           Societe Generale Agreement 10/6/98

ZAMBIA       STANBIC BANK ZAMBIA LTD FOR STANDARD BANK         BoZ
             OF SOUTH AFRICA (SBSA)                            LSE
                Standard Bank of South Africa Agreement 3/11/94
                Subsidiary Amendment 10/3/96

ZIMBABWE     STANBIC BANK ZIMBABWE LTD FOR STANDARD BANK       None
             OF SOUTH AFRICA (SBSA)
                Standard Bank of South Africa Agreement 3/11/94
                Subsidiary Amendment 10/3/96